UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2015

CVS HEALTH CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-01011		05-0494040
(Commission File Number)		(IRS Employer Identification No.)

One CVS Drive Woonsocket, Rhode Island		02895
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (401) 765-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Merger Agreement

CVS Health Corporation is filing this Amendment No. 1 to its Current Report on Form 8-K filed with the Securities and Exchange Commission on May 21, 2015 (the “Original Form 8-K”) to file a corrected version of the Agreement and Plan of Merger (the "Merger Agreement") (Exhibit 2.1), dated as of May 20, 2015, by and among CVS Pharmacy, Inc., Tree Merger Sub, Inc. and Omnicare, Inc., the previously filed version of which contained formatting errors because of filing transmission issues. No changes to the information and other documents filed with the Original Form 8-K have been made.
A copy of the corrected Merger Agreement is attached to this Amendment No. 1 as Exhibit 2.1.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Document
2.1	Agreement and Plan of Merger, dated as of May 20, 2015 among CVS Pharmacy, Inc., Tree Merger Sub, Inc. and Omnicare, Inc.*

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. CVS Health agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule or exhibit upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVS HEALTH CORPORATION

By:	/s/ David M. Denton
David M. Denton Executive Vice President and Chief Financial Officer
Dated: May 22, 2015

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